--------------------------------------------------------------------------------
INVESTMENT GRADE FIXED INCOME
--------------------------------------------------------------------------------

Alliance Bond Fund
Quality Bond
Portfolio

Annual Report
June 30, 2001

                                            Alliance Capital [LOGO](R)
                                            The Investment Professional's Choice

                           Investment Products Offered
                           ---------------------------
                            o Are Not FDIC Insured
                            o May Lose Value
                            o Are Not Bank Guaranteed
                           ---------------------------

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS
August 24, 2001

Dear Shareholder:

This report contains the strategy, investment results, market activity and outlook for Alliance Bond Fund Quality Bond Portfolio (the "Portfolio") for the annual reporting period ended June 30, 2001.

Investment Objective and Policies

This open-end fund seeks high current income consistent with preservation of capital by investing in investment grade fixed-income securities. The Portfolio invests in readily marketable securities that do not involve undue risk of capital.

Investment Results

The following table shows the performance of the Portfolio for the six- and 12-month periods ended June 30, 2001. For comparison, we have included the Lehman Brothers (LB) Aggregate Bond Index, a standard measure of the performance of a basket of unmanaged debt securities.

INVESTMENT RESULTS*
Periods Ended June 30, 2001

                                                            --------------------
                                                               Total Returns
                                                            --------------------
                                                            6 Months   12 Months
--------------------------------------------------------------------------------

Alliance Bond Fund Quality Bond Portfolio
  Class A                                                      2.62%      10.09%
--------------------------------------------------------------------------------
  Class B                                                      2.27%       9.34%
--------------------------------------------------------------------------------
  Class C                                                      2.18%       9.25%
--------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index                           3.62%      11.23%
--------------------------------------------------------------------------------

* The Portfolio's investment results represent total returns for the periods shown and are based on the net asset value (NAV) of each class of shares as of June 30, 2001. All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for Advisor Class shares will vary due to different expenses associated with this class. Returns for the Portfolio include the reinvestment of any distributions paid during each period. Past performance is no guarantee of future results.

      The unmanaged Lehman Brothers (LB) Aggregate Bond Index is a standard measure of the performance of a basket of unmanaged debt securities. It is composed of the LB Mortgage-Backed Securities Index, the LB Asset-Backed Securities Index and the LB Government/Credit Bond Index. An investor cannot invest directly in an index, and its results are not indicative of any particular investment, including Alliance Bond Fund Quality Bond Portfolio.

      Additional investment results appear on pages 5-9.

During the six- and 12-month periods ended June 30, 2001, the Portfolio underperformed its benchmark primarily due to sector and corporate bond selection.

The Portfolio entered the year conservatively positioned. Compared to its benchmark, the Portfolio was overweighted in Treasury and agency issues and underweighted in corporate and


--------------------------------------------------------------------------------
                                   ALLIANCE BOND FUND QUALITY BOND PORTFOLIO o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

mortgage issues. Because the corporate market, particularly triple-B rated issues, rallied strongly in response to the Federal Reserve's surprise rate cut in January, our sector allocation was the primary source of underperformance in the first half of the year. The Portfolio's conservative security selection in the corporate sector further reduced performance.

Our yield curve management had a positive impact during the first three months of the period as the yield curve steepened. In anticipation of a slowing economy and easier monetary policy, we maintained the Portfolio's bulleted duration structure (a method of investing that stays in line with the midpoint of all cash flows within a security). However, the contribution to performance was negated in the final three months of the period because we were late in shifting to a benchmark-like duration structure. Overall, our duration-structure decisions had little impact on performance during the period.

Market Overview

Global economic growth continued to decelerate through the first half of 2001, following a historic period of expansion. In the U.S., restrained consumer spending, inventory reductions, shrinking investment and weaker export performance significantly slowed the economy. With underlying inflationary pressures subdued, the U.S. Federal Reserve lowered interest rates 300 basis points from 6.50% to 3.50% to help stimulate the economy. Growth for the first half of 2001 slowed to an estimated 1.0%, compared to 1.6% in the last half of 2000.

The traditional fixed-income markets, as measured by the LB Aggregate Bond Index, returned 3.62%, with corporates outperforming at 5.38%, followed by asset-backed securities (ABS) at 4.41%, mortgage-backed securities (MBS) at 3.78%, commercial mortgage-backed securities (CMBS) at 3.43% and agencies at 3.06%. The aggressive easing of monetary policy compelled investors to take on more credit risk, reducing the attraction of U.S. Government bonds. For the six-month period, U.S. Treasuries posted the weakest returns at 1.95%, with longer-maturity Treasuries underperforming at -0.41%.

The yield curve steepened significantly during the period under review. Two-year yields, which traded briefly below 4.00%, ended the period at 4.24%, down 85 basis points from the beginning of this year. Thirty-year Treasuries ended the period at 5.76%, up 30 basis points. Consequently, the spread between two- and 30-year Treasuries increased from 37 basis points to 152 basis points during the first half of 2001. All of these returns are represented by the LB Aggregate Bond Index.

Investment Strategy and Outlook

The Fed's aggressive easing and stimulative fiscal policy initiatives, along with a steep yield curve and improving global liquidity, caused us to shift the Portfolio's emphasis from Treasuries toward credit sectors. As a result, the Portfolio increased exposure to corporates, mortgages and CMBS at the expense of Treasury and agency debt. The Portfolio is currently overweighted in credit-sensitive securities relative to


--------------------------------------------------------------------------------
2 o ALLIANCE BOND FUND QUALITY BOND PORTFOLIO

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

its benchmark and is significantly underweighted in government securities. Within the Treasury sector, we continued to hold long-maturity, high-coupon securities in anticipation of further Treasury buybacks. Our reduced agency allocation remained focused on the intermediate area of the yield curve.

Early in the period, we reduced our 30-year mortgage exposure and increased our exposure to 15-year pass-throughs in order to increase portfolio convexity (the rate of price change). We also reduced high-coupon exposure by eliminating 30-year 7% and 7.5% issues. In the second quarter, attractive valuations, along with a peak in prepayment activity, caused us to increase our position in mortgage securities from an underweighted position to a neutral position. We accomplished this by purchasing 30-year 7.5% pass-throughs. Subsequently, we increased our coupon exposure by swapping Government National Mortgage Association (GNMA) 6% issues for Federal National Mortgage Association (FNMA) 6.5% issues. The Portfolio remains overweighted in 15-year mortgage securities.

Within the corporate sector, the Portfolio added high-quality asset-backed securities as part of our decision to increase the Portfolio's credit exposure. Asset-backed securities, as previously mentioned, were the best performing sector in the LB Aggregate Bond Index. The Portfolio's other corporate holdings reflected a concentration in the telecommunications and finance sectors. In addition, we initiated a position in triple-A rated CMBS.

In our effort to increase credit holdings and further diversify the Portfolio, we added two limited positions of emerging-market debt based on attractive and more favorable global liquidity. We added exposure to Mexico, an investment-grade emerging-market holding closely tied to the U.S. economy and a fundamentally improving credit. The Portfolio also purchased an investment-grade position in Qatar.

Lastly, we took advantage of Europe's business cycle by initiating a position in fully hedged German bonds, which should outperform as European growth continues to slow and the European Central Bank (ECB) eases monetary policy further. The ECB has been reluctant to lower interest rates due to its concerns about inflation. However, we believe these concerns are shifting to slowing growth, and we expect the ECB to reduce interest rates, which will benefit the Portfolio's recent acquisition of bonds.

The Portfolio's investment strategy will continue to focus on yield and credit at the expense of Treasuries and agencies, given our view that the economy reached a trough in the second quarter. Increased liquidity and a positively sloped yield curve will also continue to be positive for the non-Treasury sectors. Current valuations in the mortgage sector warrant neutral overall exposure, and we will continue to focus on 15-year mortgages. CMBS issuance will be large in the coming month, so valuations may favor additional purchases in the Portfolio. The Portfolio's duration structure will continue to be structured similar to the benchmark.


--------------------------------------------------------------------------------
                                   ALLIANCE BOND FUND QUALITY BOND PORTFOLIO o 3

----------------------
LETTER TO SHAREHOLDERS
----------------------

Market Outlook

Fast adjustments on both the monetary and fiscal policy fronts lead us to believe that economic activity in the U.S. reached a trough during the second quarter and that a modest recovery will commence during the third quarter. Although the Federal Reserve maintains an easing bias, further interest rate cuts will depend on economic activity over the next few months. We expect the recovery to be very gradual, as the unwinding of the unprecedented wave of corporate over-investment continues, profitability remains under pressure and household debt burdens are high. We estimate U.S. growth to be 1.2% for 2001. Interest rates should remain low in this environment, with a positively sloped yield curve.

Thank you for your interest and investment in Alliance Bond Fund Quality Bond Portfolio. We look forward to reporting to you on market activity and the Portfolio's investment results in the future.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman and President


/s/ Matthew Bloom

Matthew Bloom
Vice President

[PHOTO]           John D. Carifa

[PHOTO]           Matthew Bloom

Matthew Bloom, Portfolio Manager, has over 21 years of investment experience.


--------------------------------------------------------------------------------
4 o ALLIANCE BOND FUND QUALITY BOND PORTFOLIO

                                                              ------------------
                                                              PERFORMANCE UPDATE
                                                              ------------------

PERFORMANCE UPDATE

ALLIANCE BOND FUND QUALITY BOND PORTFOLIO
GROWTH OF A $10,000 INVESTMENT
7/31/99* TO 6/30/01

Lehman Brothers Aggregate Bond Index: $11,680
Alliance Bond Fund Quality Bond Portfolio Class A: $11,031

[The following table was depicted as a mountain chart in the printed material.]

                          Alliance Bond Fund               Lehman Brothers
                        Quality Bond Portfolio           Aggregated Bond Index
-------------------------------------------------------------------------------
   7/31/1999*                   $ 9,576                         $10,000
   9/30/99                      $ 9,667                         $10,111
   12/31/99                     $ 9,662                         $10,099
   3/31/00                      $ 9,895                         $10,321
   6/30/00                      $10,020                         $10,501
   9/30/00                      $10,300                         $10,818
   12/31/00                     $10,750                         $11,273
   3/31/01                      $11,028                         $11,615
   6/30/01                      $11,031                         $11,680


This chart illustrates the total value of an assumed $10,000 investment in Alliance Bond Fund Quality Bond Portfolio Class A shares (from 7/31/99 to 6/30/01) as compared to the performance of an appropriate index. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains. Performance for Class B, Class C and Advisor Class shares will vary from the results shown above due to differences in expenses charged to these classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Lehman Brothers (LB) Aggregate Bond Index is a standard measure of the performance of a basket of unmanaged debt securities. It is composed of the LB Mortgage-Backed Securities Index, the LB Asset-Backed Securities Index and the LB Government/Credit Bond Index.

When comparing Alliance Bond Fund Quality Bond Portfolio to the index shown above, you should note that no charges or expenses are reflected in the performance of the index. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance Bond Fund Quality Bond Portfolio.

* Closest month-end after Fund's Class A share inception date of 7/1/99.


--------------------------------------------------------------------------------
                                   ALLIANCE BOND FUND QUALITY BOND PORTFOLIO o 5

------------------
PERFORMANCE UPDATE
------------------

PERFORMANCE UPDATE

ALLIANCE BOND FUND QUALITY BOND PORTFOLIO
HISTORY OF RETURNS
YEARLY PERIODS ENDED 6/30

[BAR CHART OMITTED]

                  Alliance Bond Fund Quality Bond Portfolio--
                            Yearly Periods Ended 6/30
--------------------------------------------------------------------------------
                           Alliance Bond Fund          Lehman Brothers
                         Quality Bond Portfolio     Aggregate Bond Index
--------------------------------------------------------------------------------
      6/30/00*                     4.40%                     4.56%
      6/30/01                     10.09%                    11.23%

Past performance is no guarantee of future results. The Fund's investment results represent total returns for Class A shares and are based on the net asset value (NAV). All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for Class B, C and Advisor Class shares will vary from the results shown above due to different expenses associated with these classes. Returns for the Fund include the reinvestment of any distributions paid during the period.

The unmanaged Lehman Brothers (LB) Aggregate Bond Index is a standard measure of the performance of a basket of unmanaged debt securities. It is composed of the LB Mortgage-Backed Securities Index, the LB Asset-Backed Securities Index and the LB Government/Credit Bond Index. An investor cannot invest directly in an index, and its results are not indicative of any particular investment, including Alliance Bond Fund Quality Bond Portfolio.

* The Fund's return for the period ended 6/30/00 is from the Fund's inception date of 7/1/99 through 6/30/00. The benchmark's return for the period ended 6/30/00 is from 6/30/99 through 6/30/00.


--------------------------------------------------------------------------------
6 o ALLIANCE BOND FUND QUALITY BOND PORTFOLIO

                                                               -----------------
                                                               PORTFOLIO SUMMARY
                                                               -----------------

PORTFOLIO SUMMARY
June 30, 2001

INCEPTION DATES         PORTFOLIO STATISTICS

Class A Shares          Net Assets ($mil): $65.8
7/1/99
Class B Shares
7/1/99
Class C Shares
7/1/99

SECURITY TYPE

 31.1% Federal National Mortgage Association
 18.6% Treasury
  8.0% Asset-Backed Securities                        [PIE CHART]
  4.3% Sovereign Bonds
  3.3% Government National Mortgage Association
  1.8% Commercial Mortgage-Backed Securities

Corporate

  5.1% Financial
  4.0% Communications
  3.5% Banking
  2.6% Public Utilities/Electric and Gas
  1.6% Broadcasting/Media
  1.6% Entertainment & Leisure
  1.5% Savings and Loan
  1.1% Industrial
  1.0% Automotive
  1.0% Energy
  0.7% Food/Beverages
  0.6% Communications--Mobile
  0.3% Supranationals
  0.3% Retail
  0.3% Non-Air Transportation

  7.7% Short-Term

All data as of June 30, 2001. The Portfolio's holdings and security breakdowns are expressed as a percentage of total investments and may vary over time.


--------------------------------------------------------------------------------
                                   ALLIANCE BOND FUND QUALITY BOND PORTFOLIO o 7

-----------------
PORTFOLIO SUMMARY
-----------------

PORTFOLIO SUMMARY
June 30, 2001

HOLDING TYPE

 92.3% Fixed Income                             [PIE CHART]
  7.7% Short-Term Securities

All data as of June 30, 2001. The Portfolio's holdings and security breakdowns are expressed as a percentage of total investments and may vary over time.


--------------------------------------------------------------------------------
8 o ALLIANCE BOND FUND QUALITY BOND PORTFOLIO

                                                              ------------------
                                                              INVESTMENT RESULTS
                                                              ------------------

INVESTMENT RESULTS


AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2001

Class A Shares
--------------------------------------------------------------------------------
                                   Without Sales Charge        With Sales Charge
              1 Year                       10.09%                     5.38%
     Since Inception*                       7.20%                     4.92%
           SEC Yield**                      4.87%

Class B Shares
--------------------------------------------------------------------------------
                                   Without Sales Charge        With Sales Charge
              1 Year                        9.34%                     6.34%
     Since Inception*                       6.41%                     5.47%
           SEC Yield**                      4.42%

Class C Shares
--------------------------------------------------------------------------------
                                   Without Sales Charge        With Sales Charge
              1 Year                        9.25%                     8.25%
     Since Inception*                       6.32%                     6.32%
           SEC Yield**                      4.46%

The Portfolio's investment results represent average annual total returns. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without and with the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (3% year 1, 2% year 2, 1% year 3, 0% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year, 1% contingent deferred sales charge for accounts over $1,000,000. Total return for Advisor Class shares will vary due to different expenses associated with this class.

The Portfolio normally invests all of its assets in securities that are rated at least BBB by Standard & Poor's or, if unrated, are of comparable quality. The Portfolio also may invest in convertible debt securities, preferred stock and dividend-paying stocks, U.S. government obligations, and foreign fixed-income securities. The Portfolio may invest a portion of its assets in foreign securities, which may magnify fluctuations. Price fluctuations may also be caused by changes in interest rates or bond credit quality ratings. These changes have a greater effect on bonds with longer maturities than on those with shorter maturities.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*     Inception date: 7/1/99 for all share classes.

** SEC yields are based on SEC guidelines and are calculated on 30 days ended June 30, 2001.


--------------------------------------------------------------------------------
                                   ALLIANCE BOND FUND QUALITY BOND PORTFOLIO o 9

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

PORTFOLIO OF INVESTMENTS
June 30, 2001

                                                    Principal
                                                       Amount
                                                        (000)      U.S. $ Value
--------------------------------------------------------------------------------

U.S. GOVERNMENT & AGENCY
   OBLIGATIONS-54.3%

Federal National Mortgage
   Association-31.8%
   6.00%, 3/01/29-7/25/31(a)................           $2,228     $   2,138,990
   6.50%, 2/01/16-7/25/31(a)................            8,310         8,242,902
   6.625%, 10/15/07(a)......................              425           443,925
   7.00%, 3/01/12-7/25/31(a)................            4,995         5,054,887
   7.50%, 4/01/30-6/01/31(a)................            4,959         5,059,503
                                                                  -------------
                                                                     20,940,207
                                                                  -------------
Government National Mortgage
   Association-3.4%
   6.50%, 1/15/29-7/15/31(a)................            2,240         2,215,809
                                                                  -------------

U.S. Treasury Securities-19.1%
U.S. Treasury Bonds-19.1%
   8.125%, 8/15/19(a).......................            2,460         3,063,069
   12.00%, 5/15/05(a).......................            3,000         3,742,500
   12.375%, 5/15/04(a)......................            4,750         5,719,285
                                                                  -------------
                                                                     12,524,854
                                                                  -------------
Total U.S. Government & Agency Obligations
   (cost $35,873,998).......................                         35,680,870
                                                                  -------------

Corporate Obligations-25.8%
Automotive-1.0%
Daimler-Chrysler NA Holdings
   6.40%, 5/15/06(a)........................              690           685,008
                                                                  -------------

Banking-3.6%
Bank One Corp.
   7.625%, 10/15/26(a)......................              130           134,485
   7.875%, 8/01/10(a).......................               80            85,751
Barclays Bank Plc
   8.55%, 9/29/49(a)(b).....................            1,000         1,081,402
Citicorp
   7.00%, 7/01/07(a)........................              100           103,414
Standard Chartered Bank
   8.00%, 5/30/31(a)(b).....................              175           177,783
The Sanwa Bank, Ltd.
   7.40%, 6/15/11(a)........................              220           212,534
Unicredito Italiano Capital Trust
   9.20%, 10/29/49(a)(b)....................              550           594,940
                                                                  -------------
                                                                      2,390,309
                                                                  -------------


--------------------------------------------------------------------------------
10 o ALLIANCE BOND FUND QUALITY BOND PORTFOLIO

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                                    Principal
                                                       Amount
                                                        (000)      U.S. $ Value
--------------------------------------------------------------------------------

Broadcasting/Media-1.7%
AT&T Corp. - Liberty Media Group
   8.25%, 2/01/30(a)........................             $ 40     $      34,479
Time Warner, Inc.
   8.375%, 3/15/23-7/15/33(a)...............              960         1,045,553
                                                                  -------------
                                                                      1,080,032
                                                                  -------------
Communications-4.1%
AT&T Corp.
   6.50%, 3/15/29(a)........................              600           513,807
British Telecommunications Plc
   8.625%, 12/15/30(a)......................              675           738,571
Qwest Capital Funding, Inc.
   7.90%, 8/15/10(a)(b).....................              150           155,216
Sprint Capital Corp.
   7.625%, 1/30/11(a).......................              440           437,308
Verizon Global Funding Corp.
   7.75%, 12/01/30(a)(b)....................              275           283,677
WorldCom, Inc.
   8.25%, 5/15/31(a)........................              600           590,123
                                                                  -------------
                                                                      2,718,702
                                                                  -------------
Communications - Mobile-0.6%
AT&T Wireless Services, Inc.
   8.75%, 3/01/31(a)(b).....................              400           416,696
                                                                  -------------

Energy-1.0%
Amerada Hess Corp.
   7.875%, 10/01/29(a)......................              170           180,198
Conoco, Inc.
   6.95%, 4/15/29(a)........................              400           385,576
Williams Cos., Inc.
   7.50%, 1/15/31(a)(b).....................              125           117,498
                                                                  -------------
                                                                        683,272
                                                                  -------------
Entertainment & Leisure-1.6%
The Walt Disney Co.
   4.875%, 7/02/04(a).......................            1,085         1,066,741
                                                                  -------------

Financial-5.2%
Associates Corp. of North America
   5.75%, 11/01/03(a).......................              120           121,755
Goldman Sachs Group, Inc.
   6.875%, 1/15/11(a).......................              300           298,833
Household Finance Corp.
   6.50%, 11/15/08(a).......................               70            68,715
Lehman Brothers Holdings, Inc.
   7.875%, 8/15/10(a).......................              675           714,515


--------------------------------------------------------------------------------
                                  ALLIANCE BOND FUND QUALITY BOND PORTFOLIO o 11

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                                    Principal
                                                       Amount
                                                        (000)      U.S. $ Value
--------------------------------------------------------------------------------

Merrill Lynch & Co., Inc.
   5.35%, 6/15/04(a)........................           $1,350     $   1,352,849
Morgan Stanley Dean Witter & Co.
   6.10%, 4/15/06(a)........................              850           850,140
                                                                  -------------
                                                                      3,406,807
                                                                  -------------
Food/Beverages-0.7%
Pepsi Bottling Group, Inc.
   7.00%, 3/01/29(a)........................              450           451,366
                                                                  -------------

Industrial-1.1%
Tyco International Group S.A.
   6.375%, 2/15/06(a).......................              700           707,028
                                                                  -------------

Non-Air Transportation-0.3%
Union Pacific Corp.
   6.625%, 2/01/29(a).......................              215           193,624
                                                                  -------------

Public Utilities - Electric & Gas-2.6%
AEP Resources, Inc.
   6.50%, 12/01/03(a)(b)....................              250           255,898
Carolina Power & Light Co.
   5.95%, 3/01/09(a)........................               60            57,329
Cilcorp, Inc.
   9.375%, 10/15/29(a)......................               40            44,190
Consolidated Edison Co.
   6.25%, 2/01/08(a)........................              100            95,442
KeySpan Corp.
   7.25%, 11/15/05(a).......................              375           391,898
Progress Energy, Inc.
   7.75%, 3/01/31(a)........................               75            77,641
PSEG Energy Holdings, Inc.
   8.50%, 6/15/11(a)(b).....................              625           620,931
TXU Corp.
   6.375%, 6/15/06-1/01/08(a)...............              190           187,431
                                                                  -------------
                                                                      1,730,760
                                                                  -------------
Retail-0.4%
Wal-Mart Stores, Inc.
   6.875%, 8/10/09(a).......................              225           233,811
                                                                  -------------

Savings and Loan-1.5%
Great Western Financial Trust II
   8.206%, 2/01/27(a).......................              500           493,688
Washington Mutual Finance Corp.
   6.875%, 5/15/11(a).......................              485           484,052
                                                                  -------------
                                                                        977,740
                                                                  -------------


--------------------------------------------------------------------------------
12 o ALLIANCE BOND FUND QUALITY BOND PORTFOLIO

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                                    Principal
                                                       Amount
                                                        (000)      U.S. $ Value
--------------------------------------------------------------------------------

Supranationals-0.4%
International Bank For Reconstruction &
   Development
   5.00%, 3/28/06(a)........................             $240     $     234,429
                                                                  -------------

Total Corporate Obligations
   (cost $18,351,388).......................                         16,976,325
                                                                  -------------

Asset Backed Securities-8.1%
Citibank Credit Card Issuance Trust
   6.875%, 11/15/09(a)......................              400           414,092
Citibank Credit Card Master Trust I
   6.323%, 8/15/06(a).......................              300           253,407
Daimlerchrysler Auto Trust
   6.66%, 1/08/05(a)........................            2,000         2,058,760
Discover Card Master Trust I
   6.35%, 7/15/08(a)........................              190           194,201
   6.85%, 7/17/07(a)........................            1,200         1,249,305
Fleet Credit Card Master Trust II
   5.60%, 12/15/08(a).......................            1,200         1,184,256
                                                                  -------------

Total Asset Backed Securities
   (cost $3,996,347)........................                          5,354,021
                                                                  -------------

Sovereign Debt Securities-4.4%
Quebec Province of Canada
   7.50%, 9/15/29(a)........................               75            79,597
Republic of Germany
   5.00%, 2/17/06(a)........................            2,635         2,268,089
State of Qatar
   9.75%, 6/15/30(a)(b).....................              110           125,503
United Mexican States
   8.375%, 1/14/11(a).......................              425           428,225
                                                                  -------------

Total Sovereign Debt Securities
   (cost $2,929,936)........................                          2,901,414
                                                                  -------------

Commercial Mortgage Backed
   Securities-1.9%
Bear Stearns Commercial Mortgage
   Securities, Inc.
   6.48%, 2/15/35(a)........................              460           454,167
Credit Suisse First Boston Mortgage
   Securities Corp.
   6.38%, 12/16/35(a).......................              500           496,250
GS Mortgage Securities Corp.
   6.624%, 5/03/18(a)(b)....................              270           267,133
                                                                  -------------


Total Commercial Mortgage Backed Securities
   (cost $1,229,448)........................                          1,217,550


--------------------------------------------------------------------------------
                                  ALLIANCE BOND FUND QUALITY BOND PORTFOLIO o 13

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                                    Principal
                                                       Amount
                                                        (000)      U.S. $ Value
--------------------------------------------------------------------------------

Short-Term Investment-7.9%
Time Deposit-7.9%
State Street Euro Dollar
   3.25%, 7/02/01
   (amortized cost $5,217,000)..............           $5,217     $   5,217,000
                                                                  -------------

Total Investments-102.4%
   (cost $67,598,117).......................                         67,347,180
Other assets less liabilities-(2.4%)........                         (1,583,798)
                                                                  -------------

Net Assets-100%.............................                      $  65,763,382
                                                                  =============

(a) Securities, or portion thereof, with an aggregate market value of $62,130,180 have been segregated to collateralize forward exchange currency contracts.

(b) Securities exempt from Registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to certain qualified buyers. At June 30, 2001, the aggregate market value of these securities amounted to $4,096,677 or 6.2% of net assets.

      See notes to financial statements.


--------------------------------------------------------------------------------
14 o ALLIANCE BOND FUND QUALITY BOND PORTFOLIO

                                               ---------------------------------
                                               STATEMENT OF ASSETS & Liabilities
                                               ---------------------------------

STATEMENT OF ASSETS & LIABILITIES
June 30, 2001


Assets
Investments in securities, at value (cost $67,598,117) .......     $ 67,347,180
Cash .........................................................              932
Receivable for investments sold ..............................        3,794,271
Receivable for capital stock sold ............................        2,578,654
Interest receivable ..........................................          739,057
Receivable due from Adviser ..................................           57,039
Unrealized appreciation of forward exchange
   currency contracts ........................................           37,965
                                                                   ------------
Total assets .................................................       74,555,098
                                                                   ------------
Liabilities
Payable for investment securities purchased ..................        8,564,026
Dividends payable ............................................           97,133
Distribution fee payable .....................................           19,172
Accrued expenses .............................................          111,385
                                                                   ------------
Total liabilities ............................................        8,791,716
                                                                   ------------
Net Assets ...................................................     $ 65,763,382
                                                                   ============
Composition of Net Assets
Capital stock, at par ........................................     $      6,439
Additional paid-in capital ...................................       65,856,964
Accumulated net investment loss ..............................          (58,607)
Net realized gain on investments and foreign
   currency transactions .....................................          172,653
Net unrealized depreciation of investments and
   foreign currency denominated assets and liabilities .......         (214,067)
                                                                   ------------
                                                                   $ 65,763,382
                                                                   ============
Calculation of Maximum Offering Price
Class A Shares
Net asset value and redemption price per share
   ($20,068,305 / 1,963,773 shares of
   capital stock issued and outstanding) .....................           $10.22
Sales charge--4.25% of public offering price .................              .45
                                                                         ------
Maximum offering price .......................................           $10.67
                                                                         ======
Class B Shares
Net asset value and offering price per share
   ($13,959,536 / 1,367,324 shares of
   capital stock issued and outstanding) .....................           $10.21
                                                                         ======
Class C Shares
Net asset value and offering price per share
   ($4,315,404 / 423,398 shares of
   capital stock issued and outstanding) .....................           $10.19
                                                                         ======
Advisor Class Shares
Net asset value and offering price per share
   ($27,420,137 / 2,684,044 shares of
   capital stock issued and outstanding) .....................           $10.22
                                                                         ======

See notes to financial statements.


--------------------------------------------------------------------------------
                                  ALLIANCE BOND FUND QUALITY BOND PORTFOLIO o 15

-----------------------
STATEMENT OF OPERATIONS
-----------------------

STATEMENT OF OPERATIONS
Year Ended June 30, 2001

Investment Income
Interest................................                   $     1,528,432
Expenses
Advisory fee............................ $       128,925
Distribution fee - Class A..............          28,922
Distribution fee - Class B..............          51,434
Distribution fee - Class C..............          18,989
Administrative..........................         120,000
Custodian...............................         113,461
Transfer agency.........................          70,119
Audit and legal.........................          57,535
Registration............................          36,790
Printing................................          32,160
Directors' fees.........................          19,735
Miscellaneous...........................           3,758
                                         ---------------
Total expenses..........................         681,828
Less: expenses waived and assumed
   by Adviser (see Note B)..............        (423,086)
                                         ---------------
Net expenses............................                           258,742
                                                           ---------------
Net investment income...................                         1,269,690
                                                           ---------------
Realized and Unrealized Gain (Loss)
on Investments and Foreign Currency
Transactions
Net realized gain on investment
   transactions.........................                           236,259
Net realized loss on foreign currency
   transactions.........................                           (11,341)
Net change in unrealized appreciation/
   depreciation of:
   Investments..........................                          (273,641)
   Foreign currency denominated assets
     and liabilities....................                            36,869
                                                           ---------------
Net loss on investments and foreign
   currency transactions................                           (11,854)
                                                           ---------------
Net Increase in Net Assets
   from Operations .....................                   $     1,257,836
                                                           ===============

See notes to financial statements


--------------------------------------------------------------------------------
16 o ALLIANCE BOND FUND QUALITY BOND PORTFOLIO

                                              ----------------------------------
                                              STATEMENT OF CHANGES IN NET ASSETS
                                              ----------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                     Year         July 1, 1999(a)
                                                     Ended             to
                                                 June 30, 2001    June 30, 2000
                                                 =============    =============
Increase (Decrease) in Net Assets
from Operations
Net investment income ........................   $   1,269,690    $     218,353
Net realized gain (loss) on investments
   and foreign currency transactions .........         224,918          (46,672)
Net change in unrealized
   appreciation/depreciation of
   investments and foreign currency
   denominated assets and liabilities ........        (236,772)          22,704
                                                 -------------    -------------
Net increase in net assets
   from operations ...........................       1,257,836          194,385
Dividends and Distributions to
Shareholders from:
Net investment income
   Class A ...................................        (531,657)        (179,097)
   Class B ...................................        (250,581)         (20,654)
   Class C ...................................         (93,243)         (14,812)
   Advisor Class .............................        (397,999)              -0-
Distributions in excess of net
   investment income
   Class A ...................................         (19,722)              -0-
   Class B ...................................          (9,288)              -0-
   Class C ...................................          (3,474)              -0-
   Advisor Class .............................         (14,782)              -0-
Net realized gain on investments
   Class A ...................................          (9,073)              -0-
   Class B ...................................          (3,748)              -0-
   Class C ...................................          (1,633)              -0-
   Advisor Class .............................          (2,479)              -0-
Capital Stock Transactions
Net increase .................................      59,250,816        6,612,587
                                                 -------------    -------------
Total increase ...............................      59,170,973        6,592,409
Net Assets
Beginning of period ..........................       6,592,409               -0-
                                                 -------------    -------------
End of period (including undistributed
   net investment income of $3,790
   at June 30, 2001) .........................   $  65,763,382    $   6,592,409
                                                 =============    =============

(a)   Commencement of operations.

      See notes to financial statements.


--------------------------------------------------------------------------------
                                  ALLIANCE BOND FUND QUALITY BOND PORTFOLIO o 17

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

NOTES TO FINANCIAL STATEMENTS
June 30, 2001

NOTE A

Significant Accounting Policies

Alliance Bond Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund, which is a Maryland corporation, operates as a series company currently comprised of three portfolios: the Corporate Bond Portfolio, the Quality Bond Portfolio and the U.S. Government Portfolio. Each series is considered to be a separate entity for financial reporting and tax purposes. The accompanying financial statements and notes include the operations of the Quality Bond Portfolio (the "Portfolio") only. The Portfolio offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee-based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sale price, or if there was no sale on such day, the last bid price quoted on such day. If no bid prices are quoted, then the security is valued at the mean of the bid and asked prices as obtained on that day from one or more dealers regularly making a market in such securities. Securities traded on the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the United States over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter are valued at the mean of the closing bid and asked prices provided by two or more dealers regularly


--------------------------------------------------------------------------------
18 o ALLIANCE BOND FUND QUALITY BOND PORTFOLIO

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

making a market in such securities. U.S. government securities and other debt securities which mature in 60 days or less are valued at amortized cost unless this method does not represent fair value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or in accordance with procedures approved by, the Board of Directors. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

Mortgage backed and asset backed securities may be valued at prices obtained from a bond pricing service or at a price obtained from one or more of the major broker/dealers in such securities. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted bid price on a security.

2. Taxes

It is the policy of the Portfolio to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. Offering Expenses

Offering expenses of $121,000 had been deferred and were amortized on a straight line basis through June 30, 2001.

4. Investment Income and Investment Transactions

Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. The Portfolio accretes discounts as adjustments to interest income. Investment gains and losses are determined on the identified cost basis.

5. Income and Expenses

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each settled class of shares, based on proportionate interest in the Portfolio represented by the net assets of such class, except that the Portfolio's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares and the Advisor Class shares have no distribution fees.

6. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. During the current fiscal year there were no permanent differences.

7. Change in Accounting Principle

In November 2000, the American Institute of Certified Public Accountants


--------------------------------------------------------------------------------
                                  ALLIANCE BOND FUND QUALITY BOND PORTFOLIO o 19

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

(AICPA) issued a revised version of its Audit and Accounting Guide for Investment Companies (the "Guide"), which is effective for fiscal years beginning after December 15, 2000. The Guide will require the Portfolio to amortize premiums and discounts on fixed income securities. Upon adoption, the Portfolio will be required to record a cumulative effect adjustment to reflect the amortization of premiums. The adjustment will reduce net investment income and increase unrealized appreciation on securities by the same amount, and therefore will not impact total net assets. At this time, the analysis of the adjustment has not been completed. Although this adjustment affects the financial statements, adoption of this principle will not effect the amount of distributions paid to shareholders, because the Portfolio determines its required distributions under Federal income tax laws.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Portfolio pays Alliance Capital Management L.P. (the "Adviser"), an advisory fee at an annual rate of
 .55 of 1% of the Portfolio's average daily net assets. The fee is accrued daily and paid monthly. The adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to .98%, 1.68%, 1.68% and .68% of the daily average net assets for Class A, Class B, Class C shares and Advisor Class, respectively. For the year ended June 30, 2001, such reimbursement amounted to $423,086.

Pursuant to the advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended June 30, 2001, the Adviser agreed to waive its fees for such services. Such waiver amounted to $120,000.

The Portfolio compensates Alliance Global Investor Services, Inc. (formerly, Alliance Fund Services, Inc.), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. For the year ended June 30, 2001 such compensation amounted to $51,872. In addition, Alliance Global Investor Services, Inc. agreed to waive a portion of its fees for such services. Such waiver amounted to $6,000.

For the year ended June 30, 2001, the Portfolio's expenses were reduced by $471 under an expense offset arrangement with Alliance Global Investor Services, Inc.

Alliance Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the Distributor of the Portfolio's shares. The Distributor has advised the Portfolio that it has received front-end sales charges of $8,136 from the sales of Class A shares and $7,520 and $1,090 in contingent deferred sales charges imposed upon redemptions by shareholders of Class B and Class C shares, respectively, for the year ended June 30, 2001.


--------------------------------------------------------------------------------
20 o ALLIANCE BOND FUND QUALITY BOND PORTFOLIO

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

NOTE C

Distribution Services Agreement

The Portfolio has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Portfolio pays distribution and servicing fees to the Distributor at an annual rate of up to .30 of 1% of the Portfolio's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Portfolio that it has incurred expenses in excess of the distribution costs reimbursed by the Portfolio in the amount of $758,911 and $228,260 for Class B and Class C shares, respectively. Such costs may be recovered from the Portfolio in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $31,517,291 and $6,039,330, respectively, for the year ended June 30, 2001. There were purchases of $115,536,856 and sales of $83,967,213 of U.S. government and government agency obligations for the year ended June 30, 2001.

At June 30, 2001, the cost of investments for Federal income tax purposes was $67,663,595. Accordingly, gross unrealized appreciation of investments was $168,839 and gross unrealized depreciation of investments was $485,254 resulting in net unrealized depreciation of $316,415.

Forward Exchange Currency Contracts

The Portfolio enters into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on foreign portfolio holdings and to hedge certain firm purchase and sale commitments denominated in foreign currencies. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio.

The Portfolio's custodian will place and maintain cash or other liquid assets in a separate account of the Portfolio having a value at least equal to the


--------------------------------------------------------------------------------
                                  ALLIANCE BOND FUND QUALITY BOND PORTFOLIO o 21

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

aggregate amount of the Portfolio's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

At June 30, 2001, the Portfolio had an outstanding forward exchange currency contract as follows:

                                          U.S. $
                            Contract     Value on        U.S. $
                             Amount     Origination      Current     Unrealized
                              (000)        Date           Value     Appreciation
                            --------    -----------      -------    ------------
Forward Exchange
Currency Sale
Contract
Euro,
   settling 7/11/01           2,804     $2,413,558     $2,375,593      $ 37,965

NOTE E

Capital Stock

There are 12,000,000,000 shares of $.001 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class shares. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:

                          ------------------------------    ------------------------------
                                      Shares                            Amount
                          ------------------------------    ------------------------------
                             Year Ended  July 1, 1999(a)       Year Ended  July 1, 1999(a)
                               June 30,               to         June 30,               to
                                   2001    June 30, 2000             2001    June 30, 2000
                          ----------------------------------------------------------------
Class A
Shares sold                   2,195,562          515,979    $  22,504,134    $   5,104,566
------------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions                  34,902            6,078          356,326           60,407
------------------------------------------------------------------------------------------
Shares converted
  from Class B                    8,004               -0-          82,839               -0-
------------------------------------------------------------------------------------------
Shares redeemed                (789,403)          (7,349)      (8,085,683)         (71,927)
------------------------------------------------------------------------------------------
Net increase                  1,449,065          514,708    $  14,857,616    $   5,093,046
==========================================================================================

(a)   Commencement of operations.


--------------------------------------------------------------------------------
22 o ALLIANCE BOND FUND QUALITY BOND PORTFOLIO

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

                          ------------------------------    ------------------------------
                                      Shares                            Amount
                          ------------------------------    ------------------------------
                             Year Ended  July 1, 1999(a)       Year Ended  July 1, 1999(a)
                               June 30,               to         June 30,               to
                                   2001    June 30, 2000             2001    June 30, 2000
                          ----------------------------------------------------------------
Class B
Shares sold                   1,460,498          139,398    $  15,008,648    $   1,369,731
------------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions                  17,196            1,136          176,080           11,615
------------------------------------------------------------------------------------------
Shares converted
  to Class A                     (8,015)              -0-         (82,839)              -0-
------------------------------------------------------------------------------------------
Shares redeemed                (204,653)         (38,236)      (2,092,391)        (374,844)
------------------------------------------------------------------------------------------
Net increase                  1,265,026          102,298    $  13,009,498    $   1,006,502
==========================================================================================

Class C
Shares sold                     505,368           70,129    $   5,178,238    $     682,035
------------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions                   7,561            1,399           77,111           18,666
------------------------------------------------------------------------------------------
Shares redeemed                (141,840)         (19,219)      (1,449,513)        (187,662)
------------------------------------------------------------------------------------------
Net increase                    371,089           52,309    $   3,805,836    $     513,039
==========================================================================================

                                                 -------------------------------
                                                    Shares              Amount
                                                 -------------------------------
                                                  October 9,          October 9,
                                                  2000(b) to          2000(b) to
                                                    June 30,            June 30,
                                                        2001                2001
                                                 -------------------------------
Advisor Class
Shares sold                                        2,662,055       $  27,351,754
--------------------------------------------------------------------------------
Shares issued in reinvestment of
  dividends and distributions                         36,160             371,926
--------------------------------------------------------------------------------
Shares redeemed                                      (14,171)           (145,814)
--------------------------------------------------------------------------------
Net increase                                       2,684,044       $  27,577,866
================================================================================

(a)   Commencement of operations.

(b)   Commencement of distribution.

NOTE F

Bank Borrowing

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended June 30, 2001.


--------------------------------------------------------------------------------
                                  ALLIANCE BOND FUND QUALITY BOND PORTFOLIO o 23

--------------------
FINANCIAL HIGHLIGHTS
--------------------

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                      ---------------------
                                                             CLASS A
                                                      ---------------------
                                                                    July 1,
                                                                    1999(a)
                                                      Year Ended         to
                                                        June 30,   June 30,
                                                            2001       2000
                                                      ---------------------

Net asset value, beginning of period .................   $  9.85     $10.00
                                                      ---------------------
Income From Investment Operations
Net investment income(b)(c) ..........................       .55        .60
Net realized and unrealized gain (loss) on investments
  and foreign currency transactions ..................       .42       (.21)
                                                      ---------------------
Net increase in net asset value from operations ......       .97        .39
                                                      ---------------------
Less: Dividends and Distributions
Dividends from net investment income .................      (.55)      (.54)
Distributions in excess of net investment income .....      (.04)        -0-
Distributions from net realized gains ................      (.01)        -0-
                                                      ---------------------
Total dividends and distributions ....................      (.60)      (.54)
                                                      ---------------------
Net asset value, end of period .......................   $ 10.22     $ 9.85
                                                      =====================
Total Return
Total investment return based on net asset value(d) ..     10.09%      4.40%
Ratios/Supplemental Data
Net assets, end of period (000's omitted) ............   $20,068     $5,071
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements ............       .98%       .98%
  Expenses, before waivers/reimbursements ............      2.85%     13.10%
  Net investment income(c) ...........................      5.49%      5.96%
Portfolio turnover rate ..............................       385%       215%

See footnote summary on page 27.


--------------------------------------------------------------------------------
24 o ALLIANCE BOND FUND QUALITY BOND PORTFOLIO

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                      ---------------------
                                                             CLASS B
                                                      ---------------------
                                                                    July 1,
                                                                    1999(a)
                                                      Year Ended         to
                                                        June 30,   June 30,
                                                            2001       2000
                                                      ---------------------
Net asset value, beginning of period .................   $  9.84     $10.00
                                                      ---------------------
Income From Investment Operations
Net investment income(b)(c) ..........................       .47        .50
Net realized and unrealized gain (loss)
  on investments and foreign currency transactions ...       .43       (.18)
                                                      ---------------------
Net increase in net asset value from operations ......       .90        .32
                                                      ---------------------
Less: Dividends and Distributions
Dividends from net investment income .................      (.47)      (.48)
Distributions in excess of net investment income .....      (.05)        -0-
Distributions from net realized gains ................      (.01)        -0-
                                                      ---------------------
Total dividends and distributions ....................      (.53)      (.48)
                                                      ---------------------
Net asset value, end of period .......................   $ 10.21     $ 9.84
                                                      =====================
Total Return
Total investment return based on net asset value(d) ..      9.34%      3.56%
Ratios/Supplemental Data
Net assets, end of period (000's omitted) ............   $13,960     $1,007
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements ............      1.68%      1.68%
  Expenses, before waivers/reimbursements ............      3.36%     11.29%
  Net investment income(c) ...........................      4.82%      5.32%
Portfolio turnover rate ..............................       385%       215%

See footnote summary on page 27.


--------------------------------------------------------------------------------
                                  ALLIANCE BOND FUND QUALITY BOND PORTFOLIO o 25

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                      ---------------------
                                                             CLASS C
                                                      ---------------------
                                                                    July 1,
                                                                    1999(a)
                                                      Year Ended         to
                                                        June 30,   June 30,
                                                            2001       2000
                                                      ---------------------
Net asset value, beginning of period .................   $  9.83     $10.00
                                                      ---------------------
Income From Investment Operations
Net investment income(b)(c) ..........................       .48        .51
Net realized and unrealized gain (loss) on investments
  and foreign currency transactions ..................       .41       (.20)
                                                      ---------------------
Net increase in net asset value from operations ......       .89        .31
                                                      ---------------------
Less: Dividends and Distributions
Dividends from net investment income .................      (.48)      (.48)
Distributions in excess of net investment income .....      (.04)        -0-
Distributions from net realized gains ................      (.01)        -0-
                                                      ---------------------
Total dividends and distributions ....................      (.53)      (.48)
                                                      ---------------------
Net asset value, end of period .......................   $ 10.19     $ 9.83
                                                      =====================
Total Return
Total investment return based on net asset value(d) ..      9.25%      3.47%
Ratios/Supplemental Data
Net assets, end of period (000's omitted) ............   $ 4,315     $  514
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements ............      1.68%      1.68%
  Expenses, before waivers/reimbursements ............      3.42%     11.75%
  Net investment income(c) ...........................      4.88%      5.35%
Portfolio turnover rate ..............................       385%       215%

See footnote summary on page 27.


--------------------------------------------------------------------------------
26 o ALLIANCE BOND FUND QUALITY BOND PORTFOLIO

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

Seclected Data For A Share Of Beneficial Interest Outstanding Throughout The Period

                                                                 ----------
                                                                  ADVISOR
                                                                   CLASS
                                                                 ----------
                                                                 October 9,
                                                                    2000(e)
                                                                         to
                                                                   June 30,
                                                                       2001
                                                                 ----------
Net asset value, beginning of period .........................   $     9.97
                                                                 ----------
Income From Investment Operations
Net investment income(b)(c) ..................................          .42
Net realized and unrealized gain on investments
  and foreign currency transactions ..........................          .30
                                                                 ----------
Net increase in net asset value from operations ..............          .72
                                                                 ----------
Less: Dividends and Distributions
Dividends from net investment income .........................         (.42)
Distributions in excess of net investment income .............         (.04)
Distributions from net realized gains ........................         (.01)
                                                                 ----------
Total dividends and distributions ............................         (.47)
                                                                 ----------
Net asset value, end of period ...............................   $    10.22
                                                                 ==========
Total Return
Total investment return based on net asset value(d) ..........         7.28%
Ratios/Supplemental Data
Net assets, end of period (000's omitted) ....................   $   27,420
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements ....................          .68%(f)
  Expenses, before waivers/reimbursements ....................         2.29%(f)
  Net investment income(c) ...................................         5.89%(f)
Portfolio turnover rate ......................................          385%

(a)   Commencement of operations.

(b)   Based on average shares outstanding.

(c)   Net of fees waived and expenses reimbursed by the Adviser.

(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

(e)   Commencement of distribution.

(f)   Annualized.


--------------------------------------------------------------------------------
                                  ALLIANCE BOND FUND QUALITY BOND PORTFOLIO o 27

----------------------------
INDEPENDENT AUDITOR'S REPORT
----------------------------

REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS

To the Shareholders and Board of Directors of Alliance Bond Fund Quality Bond Portfolio

We have audited the accompanying statement of assets and liabilities of Alliance Bond Fund Quality Bond Portfolio (one of the portfolios comprising the Alliance Bond Fund, Inc.), including the portfolio of investments, as of June 30, 2001, and the related statements of operation for the year then ended and the statement of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance Bond Fund Quality Bond Portfolio at June 30, 2001, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


/s/ Ernst & Young LLP

New York, New York
August 8, 2001


--------------------------------------------------------------------------------
28 o ALLIANCE BOND FUND QUALITY BOND PORTFOLIO

                                                    ----------------------------
                                                    GLOSSARY OF INVESTMENT TERMS
                                                    ----------------------------

GLOSSARY OF INVESTMENT TERMS

asset-backed securities (ABS)

Bonds or notes backed by loan paper or accounts receivable originated by banks, credit card companies or other providers of credit or by insurance coverage provided by an institution other than the issuer.

basis point (bp)

One basis point equals 0.01%.

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

commercial mortgage-backed securities (CMBS)

Similar to mortgage-backed securities in that they have securities or certificates backed by mortgages, except that investors receive payments out of the interest and principal of commercially-owned real estate, rather than residential real estate.

government bond

A bond that is issued by the U.S. government or its agencies.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.

investment-grade bond

A bond that is rated BBB or higher by a credit agency.

mortgage-backed securities (MBS)

Securities or certificates backed by mortgages. Typically issued by institutions such as the Federal National Mortgage Association (FNMA), Government National Mortgage Association (GNMA) and the Federal Home Loan Mortgage Corporation (FHLMC). Investors receive payments out of the interest and principal of the underlying mortgages.

Treasuries

Negotiable U.S. government debt obligations, backed by the full faith and credit of the U.S. government. Treasuries are issued either as bills, notes or bonds depending on the maturity. Treasuries are exempt from state and local taxes.

Negotiable U.S. government debt obligations, backed by the full faith and credit of the U.S. government. Treasuries are issued either as bills, notes or bonds depending on the maturity. Treasuries are exempt from state and local taxes.

yield

The rate of return on an asset, usually referring to dividend or interest payments, expressed as a percentage of current market price.


--------------------------------------------------------------------------------
                                  ALLIANCE BOND FUND QUALITY BOND PORTFOLIO o 29

----------------
ALLIANCE CAPITAL
----------------

ALLIANCE CAPITAL
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with approximately $465 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 36 of the FORTUNE 100 companies and public retirement funds in 41 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by 642 investment professionals in 36 cities and 19 countries. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 6/30/01.


--------------------------------------------------------------------------------
30 o ALLIANCE BOND FUND QUALITY BOND PORTFOLIO

                                                --------------------------------
                                                ALLIANCE CAPITAL AT YOUR SERVICE
                                                --------------------------------

ALLIANCE CAPITAL AT YOUR SERVICE

At Alliance Capital, shareholder satisfaction is among our top priorities. That is why we provide our shareholders with a wide variety of products and time-saving services.

o     Low Minimum Investments

      You can begin investing in Alliance Capital funds with as little as $250 (except for Alliance Select Investor Series Biotechnology Portfolio, Alliance Select Investor Series Premier Portfolio, Alliance Select Investor Series Technology Portfolio, and Alliance Select Investor Series Small Cap Growth Portfolio which generally have a $10,000 minimum initial investment) and may make subsequent investments of $50 or more.

o     Automatic Reinvestment

      You may choose to reinvest fund dividend and capital-gains distributions automatically at no charge.

o     Automatic Investment Program

      Build your investment account by having money automatically transferred from your bank account on a regular basis.

o     Dividend Direction Plans

      You may cross-invest dividends from one fund into the same class of shares in any other fund without incurring a sales charge--a good way to diversify your assets.

o     Auto Exchange

      You may choose to automatically exchange money from one Alliance Capital fund to another on a regular basis. This can be a good way to dollar cost average*, helping you to invest with discipline.

o     Systematic Withdrawals

      Regular checks for specified amounts can be sent to you or to your brokerage or bank account.

o     E-Statements

      Sign up to view your quarterly account statement on-line, rather than wait to receive paper copies in the mail--it's easy, convenient and saves you time and storage space.

o     A Choice of Purchase Plans

      Most funds are available in A, B, and C Class shares. Many funds are also available in Advisor Class shares.

o     Telephone Transaction

      Purchases, transfers and redemptions can be made by calling (800) 221-5672. Our knowledgeable representatives are available to assist you Monday through Friday from 8:30 a.m. to 8:00 p.m. Eastern Standard Time.

o     Alliance Answer: 24-Hour Information

      For your convenience, our computerized audio response system is available to you 24-hours a day by calling (800) 251-0539. Using any touch tone phone, you can hear share prices, get account balances, review details of your last transaction, obtain dividend information, order statements/checkbooks, review fund objectives, and Watchlist information, order additional copies of statements and request additional year-end tax forms (available from February 1 to May 31).

o     The Alliance Advance

      A quarterly newsletter discussing investment strategies, economic news and other mutual fund matters.

o Our Website at www.alliancecapital.com gives you a broad perspective of Alliance Capital. You can reach Alliance mutual fund and account information more directly from www.investor.alliancecapital.com. Either way, you'll have access to extensive Alliance fund data, answers to frequently asked questions, and financial planning tools and calculators.

* Dollar cost averaging does not assure a profit nor protect against loss in a declining market. Since this strategy involves continuous investments in securities, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.


--------------------------------------------------------------------------------
                                  ALLIANCE BOND FUND QUALITY BOND PORTFOLIO o 31

------------------
BOARD OF DIRECTORS
------------------

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

OFFICERS

Kathleen A. Corbet, Senior Vice President
Wayne D. Lyski, Senior Vice President
Paul J. DeNoon, Senior Vice President
Matthew Bloom, Vice President
F. Jeanne Goetz, Vice President
Sean Kelleher, Vice President
Jeffrey S. Phlegar, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

Custodian

State Street Bank & Trust Company
225 Franklin Street
Boston, MA 02110

Principal Underwriter

Alliance Global Investor Services, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent

Alliance Global Investor Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-Free (800) 221-5672

Independent Auditors

Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

(1)   Member of the Audit Committee.


--------------------------------------------------------------------------------
32 o ALLIANCE BOND FUND QUALITY BOND PORTFOLIO

                                                --------------------------------
                                                ALLIANCE CAPITAL FAMILY OF FUNDS
                                                --------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

Domestic Equity Funds

Growth & Income Fund
Growth Fund
Health Care Fund
Premier Growth Fund
Quasar Fund
Technology Fund
The Alliance Fund

Global & International Equity Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

AllianceBernstein Value Funds

Disciplined Value Fund
Global Value Fund
International Value Fund
Real Estate Investment Fund
Small Cap Value Fund
Utility Income Fund
Value Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Small Cap Growth Portfolio
Technology Portfolio

Asset Allocation Funds

Balanced Shares
Conservative Investors Fund
Growth Investors Fund

Fixed Income Funds

Corporate Bond Portfolio
Global Dollar Government Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
North American Government Income Trust
Quality Bond Portfolio
U.S. Government Portfolio

Municipal Income Funds

National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

Closed-End Funds

All-Market Advantage Fund
The Austria Fund
ACM Government Income Fund
ACM Government Opportunity Fund
The Korean Investment Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.


--------------------------------------------------------------------------------
                                  ALLIANCE BOND FUND QUALITY BOND PORTFOLIO o 33

Alliance Bond Fund Quality Bond Portfolio
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

Alliance Capital [LOGO](R)
The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

QBPAR601